SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 Date of Report:
                                 August 8, 2000
                         (Date of earliest event reported)




                           CITIZENS COMMUNICATIONS COMPANY
               (Exact name of Registrant as specified in charter)



          Delaware                    001-11001              06-0619596
(State or other jurisdiction   (Commission File Number)   (IRS Employer
      of incorporation)                                   Identification No.)



3 High Ridge Park, P.O. Box 3801, Stamford, Connecticut        06905
-------------------------------------------------------        -----
(Address of principal executive offices)                     (Zip Code)



                                 (203) 614-5600
               (Registrant's telephone number, including area code)


                           No change since last report
             (Former name or address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)     Exhibits

                 99.1 Press release of Citizens Communications Company released August 8, 2000 announcing earnings for the quarter ended June 30, 2000.

                 99.2  Financial and operating data

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CITIZENS COMMUNICATIONS COMPANY
                                           Registrant




                                     By:   /s/ Livingston E. Ross
                                           -----------------------------
                                           Livingston E. Ross
                                           Vice President, Reporting and Audit



Date:    August 9, 2000